Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377
Sound Enhanced Fixed Income ETF
(SDEF)
listed on NYSE Arca, Inc.

January 28, 2021

Supplement to the Statement of Additional Information (“SAI”)
dated December 29, 2020

Effective immediately, “Description of Permitted Investments” in the SAI is supplemented with the following language:
Leveraged, Inverse, and Inverse-Leveraged ETFs (“Leveraged ETFs”). The Enhanced Fixed Income ETF may invest in Leveraged ETFs. Leveraged ETFs expose a Fund to all of the risks that traditional ETFs present. A Leveraged ETF also presents additional risks than other types of ETFs. A Leveraged ETF uses leverage and is riskier than similarly benchmarked ETFs that do not use leverage. Leveraged ETFs seek to provide investment results that match a multiple (positive or negative) of the performance of an underlying index (the “Index”) (e.g., three times the inverse performance). Leveraged ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, a Fund is indirectly exposed to derivatives risk through its investments in these Leveraged ETFs. Further, investments in Leveraged ETFs are subject to the risk that the performance of such Leveraged ETF will not correlate with the Index as intended. Leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their Index or benchmark during the same period of time. Longer holding periods, higher Index volatility, and greater leverage each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect a Leveraged ETF’s return as much as or more than the return of the Index. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment. The Fund’s investment in a Leveraged ETF is dependent on the skill of the Sub-Adviser.

Please retain this Supplement with your SAI for future reference.